General information	6 Months Ended
Jun. 30, 2018
Text block [abstract]
General information
1.	General information

Merus N.V. is a clinical-stage immuno-oncology company developing innovative bispecific antibody therapeutics, headquartered in Utrecht, the Netherlands. Merus US, Inc. is a wholly-owned subsidiary of Merus N.V. located in Boston, Massachusetts, United States. These condensed consolidated interim financial statements as at and for the three- and six-month periods ended June 30, 2018, comprise Merus N.V. and Merus US, Inc. (collectively, the “Company”).

On February 13, 2018, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the purchasers named therein (the “Investors”). Pursuant to the Purchase Agreement, the Company agreed to sell an aggregate of 3,099,997 of its common shares, nominal value €0.09 per share (the “Common Shares”), to the Investors for aggregate gross proceeds of approximately $55.8 million, at a purchase price equal to $18.00 per share (the “Private Placement”). The Purchase Agreement contained customary representations and warranties from the Company and the Investors and customary closing conditions. On February 15, 2018, the Company completed the sale under the Private Placement and received aggregate gross proceeds of approximately $55.8 million.

Nature of Business

The Company expects to continue to incur significant expenses and operating losses for the foreseeable future as its bispecific antibody candidates advance through discovery, preclinical development and clinical trials, and as it seeks regulatory approval and pursues commercialization of any approved bispecific antibody candidate.

As a result, the Company may need additional financing to support its continuing operations. Until the Company can generate significant revenue from product sales, if ever, the Company expects to finance its operations through public equity, debt financings, or other sources, which may include collaborations with third parties. Adequate additional financing may not be available to the Company on acceptable terms, or at all. The Company’s inability to raise capital as and when needed would have a negative impact on its financial condition and ability to pursue its business strategy. The Company will need to generate significant revenues to achieve profitability and may never do so.

Based on the Company’s current operating plan, it expects its existing cash balances and investments to last through the end of 2020. For this assessment, the Company has taken into consideration its existing cash and cash equivalents of €170.3 million, which include the $55.8 million, or €44.8 million, in proceeds received from the Private Placement offering that closed in February 2018, and investments of €53.7 million as of June 30, 2018.